SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                          __________________________________
                              AMENDMENT NO. 2 TO

                                  FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                       Date of Original Form 8-K Report: March 16, 1998
                           Date of Amendment No. 1: March 19, 1998
                          Date of Amendment No. 2:  March 31, 1998

                                  TRIGEN ENERGY CORPORATION


Delaware			              1-13264			                    13-3378939
---------------			       -------------------		         ------------------
State of			              Commission File No.		         IRS Employer ID
Incorporation

One Water Street
White Plains, NY  						                                10601
-----------------------						                           -------------
Address of Principal						                               Zip Code
Executive Offices

                                914-286-6600
                              -------------------
                         Registrant's telephone number


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Item 4.	Change in Registrant's Certifying Accountant

   	Reference is made to Form 8-K dated March 16, 1998 with the following information. This is to advise that the following information is accurate as of March 31, 1998.

  	The principal accountant for Trigen Energy Corporation and its wholly owned subsidiaries (collectively the "Company") for the fiscal years ending
December 31, 1994, December 31, 1995, December 31, 1996 and December 31, 1997
was KPMG Peat Marwick LLP ("KPMG").  The Company has made a decision to change the Company's principal accountant for the Company's fiscal year ending December 31, 1998, for the reason set forth below. The Audit Committee of the Company has approved this determination.

    KPMG is also in the business of providing consulting services to clients with respect to issues related to the energy business. In 1997, a dispute arose between the Company and the consulting services division of KPMG with respect to the conduct of consulting services provided to a third party. That dispute was not resolved to the satisfaction of the Company. The change in principal accountant is not due to any matter regarding KPMG's accounting services. KPMG's report on the financial statements of the C any disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

   	The Audit Committee intends to recommend a new principal accountant for selection by the Board of Directors following an appropriate set of interviews of various accounting firms being conducted by the management of the Company and recommendation to the Audit Committee. Therefore, no accountant will be presented to the shareholders of the Company for ratification at the Company's annual meeting of shareholders, which will take place on May 13, 1998.

  	A copy of this Amendment No. 2 to Form 8-K is being delivered to KPMG at the same time as it is being filed with the Securities and Exchange
Commission (the "Commission"). KPMG is entitled to communicate to the Commission in writing responding to this Amendment No. 2 to Form 8-K. The Company has requested that KPMG provide the Company with a copy of any such letter, which the Company will file with the Commission as an exhibit to this Amendment No. 2 to Form 8-K within two business days of receipt.

                                       SIGNATURES

    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               					TRIGEN ENERGY CORPORATION


Date: March 31, 1998 			            By:  /s/  Richard E. Kessel
							                                 Richard E. Kessel,
                                        Executive Vice President